UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)   March 21, 2005

                               TRIMAX CORPORATION
                     (formerly KIWI Network Solutions Inc.)
              (Exact name of registrant as specified in its charter)

       Nevada                         0-32479                   76-0616468
-------------------                   -------                ---------------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
   of  incorporation)                                      Identification  No.)

            Simpson Tower, 401 Bay St, #2112, Toronto Ontario, M5H 2Y4
            ----------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code:  (416) 834-6686
                                                            --------------

                 _______________________________________________
         (Former name or former address, if changed since last report)

                          KIWI NETWORK SOLUTIONS, INC.
                          ----------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  3  -  SECURITIES  AND  TRADING  MARKETS

          Item  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

a. On March 21, 2005, the Company sold 5,000,000 shares of common stock. These shares were issued in consideration for the cancellation of $867,985 of debt. These shares were issued pursuant to an exemption provided by Regulation S. All of the purchasers are non residents of the U.S.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                TRIMAX  CORPORATION
     ----------------------------------------

Date:  March  31,  2005                         /s/  Derek Pepler
                                                -----------------
                                                Derek  Pepler,  President